United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2011

Black Diamond, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 14, 2011, the Registrant issued an earnings press release announcing financial results for the quarter and fiscal year ended December 31, 2010. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The earnings press release contains the non-GAAP measures combined, combined adjusted and pro forma sales and gross profit, net income before non-cash items and adjusted net income before non-cash items and related earnings per share, and adjusted net cash (used in) provided by operating activities and adjusted free cash flows.  The Registrant also believes that presentation of certain non-GAAP measures, i.e., combined, combined adjusted and pro forma sales and gross profit, net income before non-cash items and adjusted net income before non-cash items and related earnings per share, and adjusted net cash (used in) provided by operating activities and adjusted free cash flows, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user’s overall understanding of the Registrant’s current financial performance relative to past performance and provides, to the nearest GAAP measures, a better baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures in the financial tables within this press release. The Registrant cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Registrant’s reported GAAP results. Additionally, the Registrant notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures by other publicly traded companies.

The information in this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated March 14, 2011, with respect to the Registrant’s financial results for the quarter and fiscal year ended December 31, 2010 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2011

BLACK DIAMOND, INC.

By:	/s/ Robert Peay
Name:	Robert Peay,
Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 14, 2011, with respect to the Registrant’s financial results for the quarter and fiscal year ended December 31, 2010 (furnished only).